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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: December 15, 1999


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                 -----------------------------------------------
                  (Originator of the Trust referred to herein)
           (Exact name of the registrant as specified in its charter)


                    CHASE MANHATTAN AUTO GRANTOR TRUST 1996-B
                    ------------------------------------------
                      (Issue with respect to Certificates)

         New York                            333-7575                      22-2382028
------------------------------        -----------------------          -------------------
(State or other jurisdiction          (Commission File Number)            (IRS Employer
    of incorporation)                                                   Identification No.)


              270 Park Avenue, New York, New York           10017
            ---------------------------------------       ---------
            (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000



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Item 5.  Other Events:


     Chase Manhattan Auto Grantor Trust 1996-B is the issuer of two classes of Automobile Loan Pass-Through Certificates. The certificates are serviced in accordance with the Pooling and Servicing Agreement, dated as of September 1, 1996, as amended. The parties to the Pooling and Servicing Agreement are: Chase Manhattan Bank USA, National Association, as seller and as servicer, and Norwest Bank Minnesota, National Association, as trustee.

     On December 15, 1999, Chase, as servicer, distributed monthly interest to the holders of the Series 1996-B certificates. Chase furnished a copy of the monthly certificateholders' report for the series as required by the Pooling and Servicing Agreement. A copy of the monthly certificateholders' report is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).     Exhibit

               Exhibits       Description
               ----------     ---------------

               20.1 Monthly Certificateholder's statements with respect to the December 15, 1999 distribution.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  December 23, 1999

                                             By: THE CHASE  MANHATTAN BANK, USA,
                                                 NATIONAL ASSOCIATION
                                                 as Servicer


                                             By: /s/ Patricia Garvey
                                                 -------------------------------
                                                 Name:   Patricia Garvey
                                                 Title:  Vice President





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                                      INDEX TO EXHIBITS
                                      -----------------

Exhibit No.                           Description
-----------                           -----------
   20.1                               Certificateholder Report dated 12/15/1999
                                      delivered pursuant to Section 5.7 of the Pooling and Servicing Agreement dated as of September 1, 1996.